Fourth Quarter 2018 Earnings Conference Call January 30, 2019 1

Legal Disclaimers Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward- looking statements. Assessments that BOK Financial’s acquisitions, including its latest acquisition of CoBiz Financial, Inc., and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. There may also be difficulties and delays in integrating CoBiz Financial Inc.'s business or fully realizing cost savings and other benefits including, but not limited to, business disruption and customer acceptance of BOK Financial Corporation's products and services. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of December 31, 2018 unless otherwise noted. 2

Steven G. Bradshaw Chief Executive Officer 3

Fourth Quarter and FY2018 Summary: Noteworthy items impacting FY 2018 Noteworthy items impacting Q4 2018 profitability: profitability: • Strong growth in net interest margin and • CoBiz integration expense of $14.5 million net interest income realized this quarter • Outstanding loan growth • $9.0 million in loan loss provision due to • Diligent expense management continued loan growth • Benign credit environment • Broad-based loan growth continues 4

Additional Details Quarterly Year over $billions Q4 2018 Growth Year Growth Period-End Loans $21.7 18.0% 26.3% Average Loans $21.6 18.5% 25.6% Period-End Deposits $25.3 16.8% 14.5% Average Deposits $25.1 14.4% 13.2% Fiduciary Assets $44.8 (1.6)% (8.0)% Assets Under Management or in Custody $76.3 (1.7)% (6.8)% • Strong loan growth across all major categories and most regional markets. • Period-end deposit growth largely CoBiz related. • Strong liquidity position with average loan/deposit ratio of 86 percent. • Fiduciary assets and assets under management were down due to market impact. 5

Steven Nell Chief Financial Officer Financial Overview 6

Net Interest Revenue and Margin ($millions) Q4 2018 Q3 2018 Q2 2018 Q1 2018 Q4 2017 Net interest revenue $285.7 $240.9 $238.6 $219.7 $216.9 Provision for credit losses $9.0 $4.0 $— $(5.0) $(7.0) NIR after provision $276.7 $236.9 $238.6 $224.7 $223.9 Net interest margin 3.40% 3.21% 3.17% 2.99% 2.97% • Net interest revenue continues to climb due to strong loan growth. ◦ Yield on available for sale securities was 2.51 percent, an increase of 14 basis points sequentially, and up 30 basis points year over year. ◦ Loan yields were 5.09 percent, up 29 basis point sequentially largely due to slightly higher yield on the CoBiz loan portfolio, $6.4 million in net purchase accounting accretion, and short-term market interest rates. ◦ Interest-bearing deposits increased 10 basis points sequentially. • Net interest margin continues to expand. 16 basis points from CoBiz and remaining 3 basis points from legacy BOKF. • A provision of $9.0 million was taken this quarter due to large growth in our loan portfolio the past few quarters. 7

Fees and Commissions Revenue, $mil Growth: Quarterly, Quarterly, Year Trailing 12 Q4 2018 Sequential over Year Months Brokerage and Trading $28.1 21.7% (15.0)% (17.7)% Transaction Card 20.7 (3.4)% 3.2% 3.6% Fiduciary and Asset Management 43.7 (24.1)% 4.5% 13.4% Deposit Service Charges and Fees 29.4 5.9% 6.2% (11.1)% Mortgage Banking 21.9 (7.0)% (10.2)% (6.6)% Other Revenue 16.4 26.7% 49.2% 13.4% Total Fees and Commissions $160.1 (3.7)% 1.4% (2.0)% • Brokerage and Trading: Up largely due to CoBiz impact and increases in customer risk management products. • Transaction Card: Up 3.2 percent year over year. • Fiduciary and Asset Management: A large $15 million fee earned on the sale of client assets in Q3 impacted quarterly comparison. • Mortgage Banking: Interest rate pressures and seasonality has impacted origination volume and margins. 8

Expenses %Incr. %Incr. ($mil) Q4 2018 Q3 2018 Q4 2017 Seq. YOY Personnel expense $160.7 $143.5 $145.3 12.0% 10.6% Other operating expense $123.9 $109.1 $109.2 13.6% 13.5% Total operating expense $284.6 $252.6 $254.5 12.7% 11.9% Efficiency Ratio 63.24% 61.59% 66.07% • CoBiz acquisition and integration expense totaled $14.5 million in the quarter. • It should be noted that CoBiz personnel expense was $19.3 million, as run rate efficiencies are not yet realized. Once normalized for CoBiz operation related expenses, legacy BOKF personnel expense decreased by $7.8 million in Q4. • Once normalized for $10.4 million in CoBiz operation related expenses, non- personnel expense decreased by $3.6 million, primarily due to decreases in data processing and insurance related expenses. The fourth quarter also included a $2.8 million contribution to the BOKF Foundation. • Tax rate in Q4 was 15.7%, nearly 7 percentage points lower than usual. This will be a single-quarter impact. • $45 million in share repurchases in Q4. 9

Forecast and Assumptions • Mid single digit loan growth for the consolidated BOKF and COBZ entity. • Provision levels moving forward will be influenced by loan growth, but are expected to be at similar dollar levels to the past couple of quarters. • We expect two rate hikes in 2019 which will result in slight margin improvement. • Revenue from fee-generating businesses slightly up with CoBiz embedded on a linked quarter basis. • We expect to meet the 60 percent efficiency ratio mark in 2019. • Blended federal and state effective tax rate 22-23% going forward. • CoBiz integration and closing charges expected to total $40 million, with $23 million largely in the first quarter of 2019. • We plan to meet or exceed the 6 percent EPS accretion mark previously quoted. • Conversion is still expected late in the first quarter of 2019, with run rate efficiencies realized in Q2, Q3, and Q4. 10

Stacy Kymes EVP-Corporate Banking 11

Loan Portfolio Seq. YOY ($mil) Dec 31, Sep 30, Dec 31, Loan Loan Dec 31, 2018 Ex 2018 Ex 2017 Ex Growth Ex Growth Ex 2018 COBZ COBZ COBZ COBZ COBZ Energy $3,590.3 $3,570.2 $3,294.9 $2,930.2 8.4% 21.8% Services 3,252.1 2,647.8 2,597.7 2,522.0 1.9% 5.0% Healthcare 2,733.5 2,417.8 2,370.5 2,243.5 2.0% 7.8% Wholesale/retail 1,621.2 1,468.3 1,650.7 1,471.3 (11.0)% (0.2%) Manufacturing 730.5 578.7 660.6 496.8 (12.4)% 16.5% State and Municipal 876.3 488.0 491.6 541.8 (0.7)% (9.9)% Other 832.0 635.5 510.2 528.5 24.6% 20.2% Total C&I $13,636.1 $11,806.3 $11,576.1 $10,734.0 2.0% 10.0% Commercial Real Estate 4,764.8 3,926.6 3,804.7 3,480.0 3.2% 12.8% Residential Mortgage 2,230.0 2,006.4 1,971.7 1,973.7 1.8% 1.7% Personal 1,025.8 1,003.4 996.9 965.8 0.7% 3.9% Total Loans $21,656.7 $18,742.7 $18,349.5 $17,153.4 2.1% 9.3% • Continued loan growth in the legacy BOKF portfolio led to the best year in recent memory, posting over 9% year-over-year growth. • Strong growth in energy, healthcare, and commercial real estate. 12

Marc Maun EVP-Chief Credit Officer 13

Key Credit Quality Metrics ▪ No material signs of stress in any loan portfolio. ▪ Nonaccrual loans down 1.4 percent sequentially on a legacy BOKF basis. ▪ Appropriately reserved with a combined allowance of 0.97 percent with CoBiz portfolio included. Reserve of legacy portfolio is 1.12 percent. ▪ Net charge-offs were 0.18 percent of average loans over the last four quarters. 14

Steven G. Bradshaw Chief Executive Officer Closing Remarks 15

Question and Answer Session 16